UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 10, 2009
JOHNSON CONTROLS, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

5757 North Green Bay Avenue
Milwaukee, WI	53209

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (414) 524-1200
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Item 1.01.	Entry into Material Definitive Agreement.
Offering of Equity Units
     On March 10, 2009, Johnson Controls, Inc., a Wisconsin corporation (the “Company”), entered into an Underwriting Agreement (the “Equity Units Underwriting Agreement”) with J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters listed therein (collectively, the “Equity Units Underwriters”), with respect to a registered public offering (the “Equity Units Offering”) of 8,000,000 equity units (the “Equity Units”) for an aggregate stated amount of $400,000,000. The Equity Units Offering is expected to close on March 16, 2009. Pursuant to the Equity Units Underwriting Agreement, the Equity Units Underwriters have a 13-day option to purchase up to an additional 1,200,000 Equity Units, solely to cover over-allotments, if any.
     Each Equity Unit has a stated amount of $50 and will initially consist of (i) a forward purchase contract obligating the holder to purchase from the Company for a price in cash of $50, on the purchase contract settlement date of March 31, 2012, subject to early settlement in accordance with the terms of the Purchase Contract and Pledge Agreement (as hereinafter defined), a certain number (the “Settlement Rate”) of shares of the Company’s common stock, $0.01 7/18 par value (the “Common Stock”); and (ii) a 1/20, or 5%, undivided beneficial ownership interest in $1,000 principal amount of the Company’s 11.50% subordinated notes due 2042 (the “Subordinated Notes”). The Settlement Rate will be calculated as follows:
- If the applicable market value (as defined below) of the Common Stock is equal to or greater than $10.29 (the “threshold appreciation price”), then the Settlement Rate will be 4.8579 shares of Common Stock;
- If the applicable market value of the Common Stock is less than the threshold appreciation price but greater than $8.95 (the “reference price”), then the Settlement Rate will be a number of shares of Common Stock equal to $50 divided by the applicable market value; and
- If the applicable market value of the Common Stock is less than or equal to the reference price, then the Settlement Rate will be 5.5866 shares of Common Stock.
The “applicable market value” of the Common Stock means the average of the closing price per share of Common Stock on each of the 20 consecutive trading days ending on the third trading day immediately preceding the purchase contract settlement date. The reference price represents the last reported sale price of the Common Stock on the New York Stock Exchange on March 10, 2009. The threshold appreciation price represents a premium of 15% over the reference price. The reference price, threshold appreciation price and settlement rate are subject to anti-dilution adjustments.
     The Equity Units Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Equity Units Underwriting Agreement set forth above is qualified by reference to the Equity Units Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

     The Subordinated Notes are being issued pursuant to a Subordinated Indenture, between the Company and U.S. Bank National Association, as Trustee (the “Subordinated Indenture Trustee”), to be dated March 16, 2009, as amended and supplemented by Supplemental Indenture No. 1, between the Company and the Subordinated Indenture Trustee, to be dated March 16, 2009 (collectively, the “Subordinated Indenture”). The Equity Units are being issued pursuant to a Purchase Contract and Pledge Agreement, to be dated March 16, 2009 (the “Purchase Contract and Pledge Agreement”), among the Company, U.S. Bank National Association, as purchase contract agent and U.S. Bank National Association, as collateral agent, custodial agent and securities intermediary.
     The Subordinated Indenture provides for customary events of default and further provides that the Subordinated Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Subordinated Notes may declare the Subordinated Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the Company, all outstanding Subordinated Notes under the Indenture will become due and payable immediately.
     Under the terms of the Purchase Contract and Pledge Agreement, the Subordinated Notes are being pledged as collateral to secure the holders’ obligations to purchase the shares of Common Stock under the purchase contracts. The Company will attempt to remarket the Subordinated Notes prior to the purchase contract settlement date pursuant to the terms of the Purchase Contract and Pledge Agreement and a remarketing agreement, a form of which is attached as an exhibit to the Purchase Contract and Pledge Agreement.
     The Equity Units are registered under the Securities Act of 1933, as amended (the “Securities Act”), on a Registration Statement on Form S-3 (Registration No. 333-157502) (the “Registration Statement”) that the Company filed with the Securities and Exchange Commission (the “SEC”) relating to the public offering from time to time of securities of the Company pursuant to Rule 415 of the Securities Act on February 23, 2009. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 10, 2009, and prospectus, dated February 23, 2009, relating to the Equity Units Offering. See “Item 9.01 — Financial Statements and Exhibits.”
Offering of Convertible Notes
     On March 10, 2009, the Company entered into an Underwriting Agreement (the “Convertible Notes Underwriting Agreement”) with J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters listed therein (collectively, the “Convertible Notes Underwriters”), pursuant to which the Company agreed to sell and the Convertible Notes Underwriters agreed to purchase, subject to and upon terms and conditions set forth therein, $350,000,000 aggregate principal amount of the Company’s 6.50% convertible senior notes due 2012 (the “Convertible Notes”) in a registered public offering (the “Convertible Notes Offering”). The Convertible Notes Offering is expected to close on March 16, 2009. Pursuant to the Convertible Notes Underwriting Agreement, the Convertible Notes Underwriters have a 30-day option to purchase up to an additional $52,500,000 aggregate principal amount of Convertible Notes, solely to cover over-allotments, if any.

     The conversion rate for the Convertible Notes will initially be 89.3855 shares of Common Stock per $1,000 principal amount of Convertible Notes (equivalent to a conversion price of approximately $11.19 per share of Common Stock), subject to adjustment in certain events. Holders may convert their notes at any time prior to the close of business on the second scheduled trading day immediately preceding the maturity date of September 30, 2012. Upon conversion, the Company will deliver a number of shares equal to the aggregate principal amount of the notes to be converted divided by $1,000, multiplied by the then applicable conversion rate.
     The Convertible Notes Underwriting Agreement contains customary representations, warranties and agreements of the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Convertible Notes Underwriting Agreement set forth above is qualified by reference to the Convertible Notes Underwriting Agreement filed as Exhibit 1.2 to this Current Report on Form 8-K and incorporated herein by reference.
     The Convertible Notes will be issued under the Senior Indenture (the “Senior Indenture”), dated January 17, 2006, between the Company and U.S. Bank National Association, as successor Trustee (the “Senior Indenture Trustee”), as amended and supplemented, including by Supplemental Indenture No. 2, between the Company and the Senior Indenture Trustee, to be dated March 16, 2009 (collectively, the “Senior Indenture”). The Senior Indenture provides for customary events of default and further provides that the Senior Indenture Trustee or the holders of not less than 25% in aggregate principal amount of the outstanding Convertible Notes may declare the Convertible Notes immediately due and payable upon the occurrence of certain events of default after expiration of any applicable grace period. In addition, in the case of an event of default arising from certain events of bankruptcy, insolvency or reorganization relating to the company or any of its significant subsidiaries, all outstanding Convertible Notes under the Indenture will become due and payable immediately.
     The Convertible Notes have been registered under the Securities Act on the Registration Statement. The Company is filing certain exhibits as part of this Current Report on Form 8-K in connection with its filing with the SEC of a definitive prospectus supplement, dated March 10, 2009, and prospectus, dated February 23, 2009, relating to the Convertible Notes Offering. See “Item 9.01 - Financial Statements and Exhibits.”
Underwriters
     In the ordinary course of their respective businesses, the Equity Units Underwriters, the Convertible Notes Underwriters or their affiliates have engaged, and may in the future engage, in investment banking and other commercial dealings in the ordinary business with the Company. In addition, an affiliate of J.P. Morgan Securities Inc. was the sole lead arranger and book-runner for the Company’s revolving credit facility, and affiliates of Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. were co-syndication agents for the Company’s revolving credit facility, for which they each received customary compensation.

Item 9.01.	Financial Statements and Exhibits.

	(a)	Not applicable.

	(b)	Not applicable.

	(c)	Not applicable.

	(d)	Exhibits. The following exhibits are being filed herewith:

		(1.1)	Underwriting Agreement, dated as of March 10, 2009, among Johnson Controls, Inc. and J.P. Morgan Securities, Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, relating to the Equity Units Offering.

		(1.2)	Underwriting Agreement, dated as of March 10, 2009, by and among Johnson Controls, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein, relating to the Convertible Notes Offering.

		(5.1)	Opinion of Foley & Lardner LLP relating to the Equity Units Offering.

		(5.2)	Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering.

		(23.1)	Consent of Foley & Lardner LLP relating to the Equity Units Offering (contained in Exhibit 5.1 hereto).

		(23.2)	Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
BY:	/s/ Susan Kreh
Susan Kreh
Vice President and Corporate Controller

Date: March 13, 2009

EXHIBIT INDEX

Exhibit No.	Description

(1.1)	Underwriting Agreement, dated as of March 10, 2009, among Johnson Controls, Inc. and J.P. Morgan Securities, Inc., Citigroup Global Markets Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, relating to the Equity Units Offering.

(1.2)	Underwriting Agreement, dated as of March 10, 2009, by and among Johnson Controls, Inc. and J.P. Morgan Securities Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc., as representatives of the several underwriters named therein, relating to the Convertible Notes Offering.

(5.1)	Opinion of Foley & Lardner LLP relating to the Equity Units Offering.

(5.2)	Opinion of Foley & Lardner LLP relating to the Convertible Notes Offering.

(23.1)	Consent of Foley & Lardner LLP relating to the Equity Units Offering (contained in Exhibit 5.1 hereto).

(23.2)	Consent of Foley & Lardner LLP relating to the Convertible Notes Offering (contained in Exhibit 5.2 hereto).